                                                                      Nicor Inc.
                                                                       Form 10-K
                                                                   Exhibit 24.01

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ ROBERT M. BEAVERS, JR.
---------------------------
Robert M. Beavers, Jr.

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ BRUCE P. BICKNER
---------------------------
Bruce P. Bickner

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ JOHN H. BIRDSALL, III
---------------------------
John H. Birdsall, III

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ THOMAS A. DONAHOE
---------------------------
Thomas A. Donahoe

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ THOMAS L. FISHER
---------------------------
Thomas L. Fisher

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ JOHN E. JONES
---------------------------
John E. Jones

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ DENNIS J. KELLER
---------------------------
Dennis J. Keller

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ WILLIAM A. OSBORN
---------------------------
William A. Osborn

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ JOHN RAU
---------------------------
John Rau

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ JOHN F. RIORDAN
---------------------------
John F. Riordan

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ RUSS M. STROBEL
---------------------------
Russ M. Strobel

                                POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2003 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 15, 2004

/s/ PATRICIA A. WIER
---------------------------
Patricia A. Wier